UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 13, 2004


                                AIRGATE PCS, INC.

             (Exact name of Registrant as specified in its charter)


    Delaware                    027455                            58-2422929
(State or other         (Commission File Number)                (IRS Employer
  jurisdiction of                                              Identification
  incorporation)                                                   Number)


Harris Tower, 233 Peachtree Street N.E.,
Suite 1700
Atlanta, Georgia                                                    30303
(Address of principal executive offices)                         (Zip Code)

                                 (404) 525-7272

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

Item 5.           Other Events

         On July 13, 2004 AirGate PCS, Inc., a Delaware corporation, issued a press release announcing that William J. Loughman has been appointed as Vice President and Chief Financial Officer. The Press Release is attached hereto as exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

         Exhibit No.                            Description
         -----------                            -----------
            99.1 Press Release, dated July 13, 2004, issued by AirGate PCS, Inc. announcing that William J. Loughman has been appointed as Vice President and Chief Financial Officer.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AIRGATE PCS, INC. (Registrant)


Date: July 15, 2004                             By:    /s/ Thomas M. Dougherty
                                                Name:  Thomas M. Dougherty
                                                Title: President and Chief
                                                       Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.                         Description
         -----------                         -----------
            99.1 Press Release, dated July 13, 2004, issued by AirGate PCS, Inc. announcing that William J. Loughman has been appointed as Vice President and Chief Financial Officer.